UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10573

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East

New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2026

Date of reporting period: April 30, 2026

ITEM 1.	REPORTS TO STOCKHOLDERS.

April 30, 2026

SEMI-ANNUAL REPORT

ALLIANCEBERNSTEIN

NATIONAL MUNICIPAL INCOME FUND (NYSE: AFB)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

A Word from

Our President

Onur Erzan President and Chief Executive Officer, AB Mutual Funds

Dear Shareholder,

We’re pleased to provide this report for the AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge closed-end fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB closed-end funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Closed-end Funds

ABFunds.com	AllianceBernstein National Municipal Income Fund 1

SEMI-ANNUAL REPORT

June 26, 2026

This report provides management’s discussion of fund performance for the AllianceBernstein National Municipal Income Fund, Inc., for the semi-annual reporting period ended April 30, 2026. The Fund is a closed-end fund, and its shares are listed and traded on the New York Stock Exchange.

The Fund seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax.

RETURNS AS OF APRIL 30, 2026 (unaudited)

	6 Months	12 Months

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND (NAV)	1.20%	7.62%

Bloomberg Municipal Bond Index	1.29%	6.34%

The Fund’s market price per share on April 30, 2026 was $11.08. The Fund’s NAV price per share on April 30, 2026 was $12.01. For additional Financial Highlights, please see pages 47–48.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended April 30, 2026.

For the six-month period, the Fund underperformed the benchmark. Yield-curve positioning detracted, relative to the benchmark, while sector allocation and security selection contributed to performance. Security selection within industrial development revenue and not-for-profit health care detracted, while overweights to airline industrial development revenue and airports, and security selection within airports and local general obligation were the largest contributors.

For the 12-month period, the Fund outperformed the benchmark. Sector allocation and yield-curve positioning contributed to overall performance, while security selection detracted. Sector allocation to airports and prepay energy contributed, while guaranteed and public primary/secondary education detracted. Yield-curve positioning and an overweight to airports were the largest contributors, while security selection within guaranteed and health care were the largest detractors.

Leverage, achieved through the usage of tender option bond (“TOB”) transactions and variable-rate municipal term preferred shares and variable rate demand preferred shares, had no material impact on total return over the six-month period, but contributed over the 12-month period as bond yields fell.

The Fund did not use derivatives during either period.

2 AllianceBernstein National Municipal Income Fund	ABFunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

For the six-month period ended April 30, 2026, the long end of the yield curve steepened, which hurt longer durations and contributed to the underperformance of the Fund. Investors responded to inflation concerns and steady economic data by reducing duration. During the 12-month period, the yield on a 10-year 5% coupon AAA municipal bond fell to 2.96% from 3.34%, and the yield on the 10-year US Treasury rose from 4.21% to 4.37%. The decline in yields contributed to the outperformance of the Fund. After-tax spreads tightened across the curve, driven by positive investor demand. The municipal yield curve remains steep and presents a compelling case for allocating to the long end, as even a modest decline in yields could result in outsized returns for long bonds.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. The Team relies on an investment process that combines quantitative and fundamental research to build effective bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2026, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 11.92% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment-grade and unrated municipal bonds considered to be of comparable quality as determined by the Adviser. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal alternative minimum tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 4–8 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 41–46.

ABFunds.com	AllianceBernstein National Municipal Income Fund 3

DISCLOSURES AND RISKS

AllianceBernstein National Municipal Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed-End Funds.” Daily NAVs and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 49-50.

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment-grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Financing and Related Transactions; Leverage and Other Risks: The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its common stock. These objectives may not be achieved in all interest-rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the NAV and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used.

As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the preferred shares or floaters in TOB

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DISCLOSURES AND RISKS (continued)

transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the NAV attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding Variable Rate MuniFund Term Preferred Shares result in leverage. The Fund may also use other types of financial leverage, including TOB transactions, either in combination with, or in lieu of, the preferred shares. In a TOB transaction, the Fund may transfer a highly rated fixed-rate municipal security into a special purpose entity (typically, a trust). The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term [seven-day] demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about TOB transactions.

The Fund may invest in a TOB trust on either a recourse or non-recourse basis. TOB trusts are typically supported by a liquidity facility provided by the liquidity provider. When the Fund invests in a TOB trust on a non-recourse basis, the Fund will not be subject to an obligation to reimburse the liquidity provider for any losses with respect to the liquidity facility. If the Fund invests in a TOB trust on a recourse basis, the Fund will typically enter into a reimbursement agreement or other arrangement with the Liquidity Provider where the Fund is required to reimburse the liquidity provider for any losses with respect to the liquidity facility. As a result, if the Fund invests in a TOB trust on a recourse basis, the Fund could suffer losses in excess of the value of its residual inverse floaters. See Note H to the financial statements for more information about TOB transactions.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Because the advisory fees received by the Adviser are based on the total net assets of the Fund (including assets supported by the proceeds of the Fund’s

ABFunds.com	AllianceBernstein National Municipal Income Fund 5

DISCLOSURES AND RISKS (continued)

outstanding preferred shares), the Adviser has a financial incentive for the Fund to keep its preferred shares outstanding, which may create a conflict of interest between the Adviser and the common shareholders of the Fund.

Tax Risk: There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and NAV and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for issuers of securities held by the Fund. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises,

6 AllianceBernstein National Municipal Income Fund	ABFunds.com

DISCLOSURES AND RISKS (continued)

uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, ay result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the

ABFunds.com	AllianceBernstein National Municipal Income Fund 7

DISCLOSURES AND RISKS (continued)

risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are or become difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be magnified in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade than other types of securities. Illiquid securities may also be difficult to value.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. Historical performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares and assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2026 (unaudited)

	NAV Returns	Market Price

1 Year	7.62%	12.50%

5 Years	–0.77%	–0.92%

10 Years	1.82%	1.41%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2026 (unaudited)

	NAV Returns	Market Price

1 Year	2.68%	3.56%

5 Years	–0.91%	–1.41%

10 Years	1.72%	1.37%

Performance assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

ABFunds.com	AllianceBernstein National Municipal Income Fund 9

PORTFOLIO SUMMARY

April 30, 2026 (unaudited)

Portfolio Statistics Net Assets ($mil): $345.3

QUALITY RATING BREAKDOWN[1]

Highest of S&P, Moody's and Fitch

10.7% AAA
41.6% AA
17.5% A
17.3% BBB
7.7% BB
0.5% B
4.7% Not Rated

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes noncreditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2026 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 164.5%
Long-Term Municipal Bonds – 164.5%
Alabama – 1.6%
County of Jefferson AL Sewer Revenue (County of Jefferson AL Sewer Revenue) Series 2024 5.25%, 10/01/2049	$2,000	$2,067,930
5.50%, 10/01/2053	2,410	2,515,701
Mobile County Industrial Development Authority (ArcelorMittal SA) Series 2024 4.75%, 12/01/2054	1,030	960,480

		5,544,111

Alaska – 0.3%
Municipality of Anchorage AK (Municipality of Anchorage AK) Series 2024-A 4.50%, 02/01/2060	1,000	888,112

Arizona – 3.3%
Maricopa County Industrial Development Authority (Legacy Traditional School Obligated Group) Series 2025 5.50%, 07/01/2060	1,000	978,408
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2032	1,200	1,286,380
5.00%, 12/01/2037	8,700	9,220,380

		11,485,168

Arkansas – 0.6%
Pulaski County Public Facilities Board (Baptist Health Obligated Group) Series 2014 5.00%, 12/01/2042	2,000	2,001,526

California – 20.2%
Alameda Corridor Transportation Authority (Alameda Corridor Transportation Authority) Series 2022-A 0.00%, 10/01/2050(a)	10,000	5,763,398
AG Series 2024-A Zero Coupon, 10/01/2052	6,500	1,843,952
Zero Coupon, 10/01/2053	6,000	1,613,330

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Enterprise Development Authority (Real Journey Academies Obligated Group) Series 2024-A 5.00%, 06/01/2064(b)	$2,000	$1,849,270
California Infrastructure & Economic Development Bank (Desertxpress Enterprises) Series 2025 12.00%, 01/01/2065(b)	1,445	838,100
California State University (California State University) Series 2025-2 4.63%, 11/01/2056(b)(c)	10,000	10,109,135
California Statewide Communities Development Authority (Enloe Medical Center Obligated Group) AG Series 2022-A 5.375%, 08/15/2057	2,000	2,037,377
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.25%, 12/01/2056(b)	1,000	999,978
Golden State Connect Authority (Golden State Connect Authority) Series 2025 6.50%, 12/01/2060(b)	1,000	981,972
Long Beach Bond Finance Authority (Bank of America Corp.) Series 2007-A 5.50%, 11/15/2037	2,000	2,278,287
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-A 6.50%, 11/01/2039	2,000	2,420,834
Series 2009-C 6.50%, 11/01/2039	2,000	2,420,834
San Francisco Intl Airport (San Francisco Intl Airport) Series 2025-2 5.00%, 05/01/2044(b)(c)	10,000	10,220,031
Series 2026-2 5.50%, 05/01/2055(b)(c)	20,000	21,235,846
Southern California Public Power Authority (Goldman Sachs Group) Series 2007-A 5.00%, 11/01/2033	3,335	3,552,793

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington Township Health Care District (Washington Township Health Care District) AG Series 2023-B 4.50%, 08/01/2053	$1,625	$1,563,767

		69,728,904

Colorado – 3.2%
Colorado State University Research Foundation (Colorado State University System) Series 2025-A 5.50%, 03/01/2065(b)	2,000	1,976,979
Denver Health & Hospital Authority (Denver Health & Hospital Authority) Series 2025-A 6.00%, 12/01/2055	1,000	1,063,990
St. Vrain Lakes Metropolitan District No. 4 (St. Vrain Lakes Metropolitan District No. 4) Series 2024-A 0.00%, 09/20/2054(a)(b)	1,000	741,465
Town of Vail CO (Town of Vail CO COP) Series 2025 5.50%, 12/01/2064	6,000	6,381,593
Vail Home Partners Corp. (Vail Home Partners Corp.) Series 2025 6.00%, 10/01/2064(b)	1,000	1,025,448

		11,189,475

Connecticut – 0.3%
Connecticut State Health & Educational Facilities Authority (University of Hartford/The) Series 2019 4.00%, 07/01/2049	1,500	1,169,360

District of Columbia – 4.3%
District of Columbia (Catholic University of America) Series 2025 5.75%, 10/01/2055	2,000	2,112,195
Metropolitan Washington Airports Authority Aviation Revenue (Metropolitan Washington Airports Authority Aviation Revenue) Series 2025-2 5.50%, 10/01/2055(b)(c)	10,000	10,554,481

ABFunds.com	AllianceBernstein National Municipal Income Fund 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington Metropolitan Area Transit Authority Dedicated Revenue (Washington Metropolitan Area Transit Authority Dedicated Revenue Lease) Series 2025-A 5.25%, 07/15/2055	$2,000	$2,097,920

		14,764,596

Florida – 13.1%
Capital Trust Authority (Mason Classical Academy) Series 2024 5.00%, 06/01/2054(b)	2,750	2,532,431
County of Miami-Dade FL (County of Miami-Dade FL) Series 2021 4.00%, 07/01/2050	2,355	2,129,894
County of Miami-Dade FL Aviation Revenue (County of Miami-Dade FL Aviation Revenue) Series 2025-2 5.50%, 10/01/2055(b)(c)	10,000	10,499,454
Florida Development Finance Corp. (Brightline Trains Florida) AG Series 2024 5.25%, 07/01/2053	10,000	9,821,365
Florida Development Finance Corp. (Cornerstone Charter Academy Obligated Group) Series 2022 5.125%, 10/01/2052(b)	1,000	896,197
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2022-A 4.00%, 06/15/2052	3,250	2,624,611
Florida Local Government Finance Commission (Ponte Vedra Pine Obligated Group) Series 2025 6.875%, 11/15/2064(b)	1,000	1,044,204
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2024 4.25%, 06/01/2054	3,000	2,720,129
Lakewood Ranch Stewardship District (Lakewood Ranch Stewardship District Series 2023 Assessment) Series 2023 6.30%, 05/01/2054	990	1,044,293

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lee County Industrial Development Authority/FL (Shell Point Obligated Group) Series 2024 5.25%, 11/15/2054	$2,000	$2,003,294
Series 2024-C 5.00%, 11/15/2054	2,000	1,933,803
Miami-Dade County Expressway Authority (Miami-Dade County Expressway Authority) Series 2014-A 5.00%, 07/01/2044	5,000	5,002,021
Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group) Series 2025 5.25%, 11/01/2055	3,000	3,015,488

		45,267,184

Georgia – 6.1%
Atlanta Development Authority (The) (City of Atlanta GA Westside Tax Allocation District Gulch Area) Series 2024 0.00%, 12/15/2048(a)(b)	2,000	1,811,440
City of Atlanta GA Department of Aviation (City of Atlanta GA Dept. of Aviation) Series 2025-2 5.50%, 07/01/2055(b)(c)	10,000	10,591,036
Municipal Electric Authority of Georgia (PowerSouth Energy Cooperative) Series 2023 5.50%, 07/01/2064	1,340	1,374,160
Savannah Georgia Convention Center Authority (Savannah Georgia Convention Center Authority) AG Series 2025 5.00%, 06/01/2058	4,000	4,054,083
5.25%, 06/01/2061	2,000	1,982,813
5.50%, 06/01/2050	1,230	1,303,708

		21,117,240

Hawaii – 3.1%
State of Hawaii Airports System Revenue (State of Hawaii Airports System Revenue) Series 2025-2 5.50%, 07/01/2054(b)(c)	10,000	10,673,731

Illinois – 13.0%
Chicago Board of Education (Chicago Board of Education) Series 2018-D 5.00%, 12/01/2046	5,005	4,603,224

ABFunds.com	AllianceBernstein National Municipal Income Fund 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2025-C 5.50%, 12/01/2045	$5,000	$5,037,334
City of Chicago IL (City of Chicago IL) Series 2025-A 6.00%, 01/01/2050	2,000	2,085,535
Eastern Illinois Economic Development Authority (City of Mattoon IL) Series 2025 7.00%, 02/15/2056	1,000	972,940
Illinois Finance Authority (Centerpoint Joliet Terminal Railroad) Series 2025 4.80%, 12/01/2043(b)	2,000	2,068,253
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015-A 5.00%, 11/15/2045	4,500	4,500,438
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority) Series 2017-A 5.00%, 06/15/2057	8,755	8,642,565
State of Illinois (State of Illinois) Series 2024-B 4.25%, 05/01/2046	4,900	4,643,638
Series 2025-2 5.25%, 09/01/2049(b)(c)	10,000	10,267,426
Series 2026-C 5.50%, 04/01/2051	2,000	2,091,272

		44,912,625

Indiana – 0.6%
Indiana Finance Authority (SFP-PUFW I LLC) Series 2024 5.25%, 07/01/2064	2,000	2,005,958

Louisiana – 2.6%
City of New Orleans LA (City of New Orleans LA) Series 2021-A 5.00%, 12/01/2050	6,000	5,857,289
Louisiana Public Facilities Authority (Acadiana Renaissance Charter Academy) Series 2025 6.00%, 06/15/2059(b)	1,000	1,006,769

16 AllianceBernstein National Municipal Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Loyola University New Orleans) Series 2023 5.25%, 10/01/2053	$2,000	$1,969,342

		8,833,400

Maryland – 0.9%
Maryland Economic Development Corp. (Maryland Econ Dev Corp-Morgan View & Thurgood Marshall Student Hsg) Series 2022 6.00%, 07/01/2058	2,000	2,116,410
AG Series 2026 4.75%, 07/01/2065	1,000	976,711

		3,093,121

Massachusetts – 10.3%
Commonwealth of Massachusetts (Commonwealth of Massachusetts) Series 2025-2 5.00%, 05/01/2053(b)(c)	10,000	10,307,481
5.00%, 01/01/2054(b)(c)	11,060	11,408,424
Massachusetts Development Finance Agency (Care Communities Obligated Group) Series 2025 6.375%, 07/15/2045(b)	1,000	1,009,683
Massachusetts Development Finance Agency (CHF Merrimack, Inc.) Series 2024 5.00%, 07/01/2060(b)	1,000	949,446
Massachusetts Development Finance Agency (Emerson College) Series 2016-A 5.00%, 01/01/2047	5,750	5,749,847
Massachusetts Development Finance Agency (Lifespan Obligated Group) Series 2025 5.50%, 08/15/2050	2,000	2,067,735
Massachusetts Development Finance Agency (PRG Medford Properties) Series 2025 5.25%, 06/01/2065	2,000	2,047,259
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) Series 2026 6.00%, 10/01/2049	2,000	2,164,311

		35,704,186

ABFunds.com	AllianceBernstein National Municipal Income Fund 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan – 2.2%
City of Detroit MI (City of Detroit MI) Series 2020 5.50%, 04/01/2050	$1,970	$2,019,039
Series 2023-C 6.00%, 05/01/2043	2,300	2,559,766
Detroit Downtown Development Authority (Detroit Downtown Development Authority Catalyst Development Area) Series 2024 5.00%, 07/01/2048	2,000	2,064,898
Plymouth Educational Center Charter School (Plymouth Educational Center Charter School) Series 2005 5.125%, 11/01/2023(d)(e)	2,140	856,000

		7,499,703

Minnesota – 2.2%
City of Woodbury MN (Math & Science Academy/MN) Series 2025 5.50%, 06/01/2063(b)	2,000	1,851,089
Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018 5.00%, 02/15/2053	5,625	5,605,277

		7,456,366

Nebraska – 1.5%
Central Plains Energy Project (Goldman Sachs Group) Series 2017-A 5.00%, 09/01/2031	5,000	5,258,513

New Hampshire – 5.6%
National Finance Authority Affordable Housing Certificates Series 2024-1 (ARC70 2024-1) Series 2024-1, Class A 4.15%, 10/20/2040(f)	1,990	1,992,835
New Hampshire Business Finance Authority (ARC70 2025-1) Series 2025-1, Class A2 5.15%, 06/20/2041(f)	1,994	2,048,499
New Hampshire Business Finance Authority (Bridgeland Water & Utility Districts 490, 491 & 158) Series 2024 5.375%, 12/15/2035(b)	741	741,069

18 AllianceBernstein National Municipal Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire Business Finance Authority (Greater Raleigh Area Christian Education) Series 2025 6.00%, 08/01/2065	$1,000	$997,988
New Hampshire Business Finance Authority (Lakes Fresh Water Supply District of Denton County) Series 2024 5.00%, 12/01/2028(b)	747	745,809
New Hampshire Business Finance Authority (National Finance Authority Municipal Certificates Series 2026-1) Series 2026-1, Class A2 4.25%, 07/20/2041	1,000	931,144
New Hampshire Business Finance Authority (New Hampshire Business Finance Authority) Series 2026 Zero Coupon, 12/15/2034(b)	1,000	573,561
6.50%, 12/01/2034(b)	1,000	1,002,442
New Hampshire Business Finance Authority (NFA 2025-3) Series 2025-3, Class B 4.946%, 10/20/2042	1,000	726,626
New Hampshire Business Finance Authority (NFA 2026-1) Series 2026-1, Class A1 4.25%, 07/20/2041	2,000	1,953,945
New Hampshire Business Finance Authority (NFAAH 2025-1) Series 2025-1, Class B1 5.75%, 04/28/2042	2,000	2,056,377
New Hampshire Business Finance Authority (Novant Health Obligated Group) Series 2025 5.00%, 06/01/2055	2,000	1,969,449
New Hampshire Business Finance Authority (Reworld Holding Corp.) Series 2020-A 3.625%, 07/01/2043(b)	1,000	805,513
New Hampshire Business Finance Authority (Valencia Project) Series 2024 5.30%, 12/01/2032(b)	736	735,551
New Hampshire Health & Education Facilities Authority Act (Dartmouth Health Obligated Group) Series 2020-A 5.00%, 08/01/2059	2,000	2,001,293

		19,282,101

ABFunds.com	AllianceBernstein National Municipal Income Fund 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 0.6%
New Jersey Economic Development Authority (DRP Urban Renewal 4 LLC) Series 2025 6.625%, 01/01/2045(b)	$1,000	$1,055,733
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 01/01/2034	1,000	1,001,745

		2,057,478

New York – 13.7%
Build NYC Resource Corp. (Zeta Charter Schools Obligated Group) Series 2025 5.375%, 10/15/2061(b)	2,000	1,880,480
Series 2026 5.75%, 06/01/2066(b)	1,000	966,184
City of New York NY (City of New York NY) Series 2023 4.125%, 08/01/2053	11,300	10,346,874
Hempstead Town Local Development Corp. (Evergreen Charter School) Series 2022-A 5.25%, 06/15/2052	1,000	952,008
New York State Thruway Authority (State of New York Pers Income Tax) Series 2025 5.00%, 03/15/2055	1,000	1,028,627
New York Transportation Development Corp. (JFK Millennium Partners) AG Series 2024 0.00%, 12/31/2054(a)	17,000	11,157,326
5.50%, 12/31/2060	2,000	2,021,438
New York Transportation Development Corp. (JFK NTO LLC) Series 2024 5.50%, 06/30/2054	3,745	3,778,110
AG Series 2025 5.50%, 06/30/2059	10,000	10,336,022
Triborough Bridge & Tunnel Authority Sales Tax Revenue (Triborough Bridge & Tunnel Authority Sales Tax Revenue) Series 2023-A 4.125%, 05/15/2053	3,500	3,237,506

20 AllianceBernstein National Municipal Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	$490	$490,852
5.25%, 09/15/2042	205	205,047
5.25%, 09/15/2047	355	335,898
5.25%, 09/15/2053	760	696,281

		47,432,653

North Carolina – 1.3%
Greater Asheville Regional Airport Authority (Greater Asheville Regional Airport Authority) AG Series 2023 5.25%, 07/01/2053	4,000	4,096,767
North Carolina Turnpike Authority (North Carolina Turnpike Authority) AG Series 2024 Zero Coupon, 01/01/2053	1,000	267,752

		4,364,519

North Dakota – 0.6%
City of Grand Forks ND (Altru Health System Obligated Group) AG Series 2023-A 5.00%, 12/01/2053	2,000	2,023,332

Ohio – 6.9%
Buckeye Tobacco Settlement Financing Authority (Buckeye Tobacco Settlement Financing Authority) Series 2020-A 4.00%, 06/01/2048	2,000	1,735,764
County of Cuyahoga OH (MetroHealth System/The) Series 2017 5.50%, 02/15/2052	4,585	4,587,025
County of Hamilton OH (UC Health Obligated Group) Series 2025-A 5.50%, 08/01/2051	5,000	5,091,368
Ohio Higher Educational Facility Commission (John Carroll University) Series 2025 5.50%, 10/01/2057	2,000	1,935,294
Worthington City School District (Worthington City School District) Series 2025-2 5.50%, 12/01/2054(b)(c)	10,000	10,559,223

		23,908,674

ABFunds.com	AllianceBernstein National Municipal Income Fund 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma – 3.9%
Oklahoma Turnpike Authority (Oklahoma Turnpike Authority) Series 2023 4.50%, 01/01/2053	$11,235	$11,255,466
Tulsa Municipal Airport Trust Trustees/OK (American Airlines, Inc.) Series 2025 6.25%, 12/01/2040	2,000	2,208,017

		13,463,483

Oregon – 0.4%
Multnomah County School District No. 40 (Multnomah County School District No. 40) Series 2023-A Zero Coupon, 06/15/2051	5,000	1,383,690

Pennsylvania – 4.7%
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2024-A 6.00%, 06/30/2034	155	164,197
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Dept. of Transportation) AG Series 2022 5.75%, 12/31/2062	7,500	7,832,872
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2042	4,060	4,061,492
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group) Series 2025 5.00%, 08/15/2055	2,000	2,035,276
5.50%, 08/15/2055	2,000	2,143,762

		16,237,599

South Carolina – 1.1%
South Carolina Jobs-Economic Development Authority (Beaufort Memorial Hospital Obligated Group) Series 2024 5.75%, 11/15/2054	2,000	2,018,869

22 AllianceBernstein National Municipal Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina Public Service Authority (South Carolina Public Service Authority) Series 2022 3.00%, 12/01/2046	$1,132	$835,543
3.00%, 12/01/2049	1,566	1,089,306

		3,943,718

South Dakota – 0.2%
County of Lincoln SD (Augustana University Association/SD) Series 2021 4.00%, 08/01/2061	1,000	748,541

Tennessee – 0.9%
Shelby County Health & Educational Facilities Board (Madrone Memphis Student Housing I) Series 2024 5.00%, 06/01/2044(b)	1,000	1,005,977
5.25%, 06/01/2056(b)	2,050	1,985,997

		2,991,974

Texas – 22.5%
Arlington Higher Education Finance Corp. (Uplift Education) Series 2023-A 4.375%, 12/01/2058	3,000	2,793,433
Board of Managers Joint Guadalupe County-City of Seguin Hospital (Board of Managers Joint Guadalupe County-City of Seguin Hospital) Series 2015 5.00%, 12/01/2045	4,000	3,771,528
City of Houston TX Hotel Occupancy Tax & Special Revenue (City of Houston TX Hotel Occupancy Tax & Special Revenue) AG Series 2026 5.50%, 09/01/2058	5,000	5,320,095
AG Series 2026-C Zero Coupon, 09/01/2049	2,000	616,929
County of Smith TX (County of Smith TX) Series 2023 5.00%, 08/15/2048	7,000	7,242,538
Dallas Independent School District (Dallas Independent School District) Series 2024-2 4.00%, 02/15/2054(b)(c)	12,000	10,895,093

ABFunds.com	AllianceBernstein National Municipal Income Fund 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Greenwood Independent School District (Greenwood Independent School District) Series 2025-2 5.00%, 02/15/2049(b)(c)	$10,095	$10,394,675
Hidalgo County Regional Mobility Authority (Hidalgo County Regional Mobility Authority) Series 2022-A Zero Coupon, 12/01/2044	2,420	937,514
Zero Coupon, 12/01/2045	3,360	1,206,652
Leander Independent School District (Leander Independent School District) Series 2025-2 5.00%, 08/15/2055(b)(c)	10,000	10,328,063
Melissa Independent School District (Melissa Independent School District) Series 2024-2 4.25%, 02/01/2053(b)(c)	12,780	12,334,618
Rockwall Independent School District (Rockwall Independent School District) Series 2025-2 5.00%, 02/15/2054(b)(c)	10,000	10,319,951
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources Obligated Group) Series 2025-A 5.00%, 11/15/2055	1,500	1,534,029

		77,695,118

Utah – 0.7%
Downtown Daybreak Public Infrastructure District No. 1 (Downtown Daybreak Public Infrastructure District No. 1) Series 2026 5.875%, 03/01/2051(b)	1,500	1,525,233
Mida Mountain Village Public Infrastructure District (Mida Mountain Village Public Infrastructure District) Series 2025-1 5.75%, 06/01/2060(b)	1,000	1,018,132

		2,543,365

Virginia – 1.2%
Henrico County Economic Development Authority (Bon Secours Mercy Health) Series 2025 5.00%, 11/01/2048	1,000	1,019,325

24 AllianceBernstein National Municipal Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Powhatan County Economic Development Authority (Powhatan County Economic Development Authority) Series 2025 6.125%, 09/01/2060(b)	$1,000	$992,956
Virginia College Building Authority (Regent University Obligated Group) Series 2025 6.00%, 06/01/2055	2,200	2,298,492

		4,310,773

Washington – 1.1%
Grays Harbor County Public Hospital District No. 1 (Grays Harbor County Public Hospital District No. 1) Series 2023 6.875%, 12/01/2053	1,000	1,088,533
King County Public Hospital District No. 4 (King County Public Hospital District No. 4) Series 2025 7.00%, 12/01/2060	1,000	1,012,206
Washington State Housing Finance Commission (WSHFC 2021-1) Series 2021-1, Class A 3.50%, 12/20/2035	912	879,985
Washington State Housing Finance Commission (WSHFC 2023-1) Series 2023-1, Class A 3.375%, 04/20/2037	974	910,455

		3,891,179

Wisconsin – 9.7%
Wisconsin Health & Educational Facilities Authority (Benevolent Cedar Community Obligated Group) Series 2026 5.50%, 06/01/2061	1,000	998,061
Wisconsin Health & Educational Facilities Authority (Hospital Sisters Services Obligated Group) Series 2025 5.50%, 08/15/2048	2,000	2,136,890
Wisconsin Health & Educational Facilities Authority (Sanford Obligated Group) BAM Series 2024 4.50%, 02/15/2054	3,000	2,884,163
Wisconsin Public Finance Authority (Alpha Ranch Water Control & Improvement District of Denton & Wise Counties) Series 2024 Zero Coupon, 12/15/2038(b)	2,000	921,451

ABFunds.com	AllianceBernstein National Municipal Income Fund 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.00%, 02/01/2052	$8,500	$8,363,007
5.00%, 02/01/2062	1,500	1,452,833
Wisconsin Public Finance Authority (Foundation Academy Charter School A NJ Nonprofit) Series 2024 5.00%, 07/01/2060(b)	1,500	1,340,066
Wisconsin Public Finance Authority (Heritage Bend Project) Series 2025 Zero Coupon, 12/15/2042(b)	2,000	622,991
Wisconsin Public Finance Authority (Montgomery County Municipal Utility District Nos 123 & 153) Series 2024 Zero Coupon, 12/15/2034(b)	1,000	588,119
Wisconsin Public Finance Authority (Pinecrest Academy of Nevada) Series 2024 4.25%, 07/15/2044(b)	1,000	922,898
4.50%, 07/15/2049(b)	1,000	889,869
4.50%, 07/15/2053(b)	1,000	867,697
Wisconsin Public Finance Authority (Prerefunded - US Treasuries) Series 2022 4.00%, 04/01/2052(b)	90	94,775
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2047	2,000	2,042,783
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2037	1,505	1,348,790
Wisconsin Public Finance Authority (SR 400 Peach Partners LLC) Series 2025 5.75%, 06/30/2060	2,000	2,048,695
5.75%, 12/31/2065	2,000	2,044,345
Wisconsin Public Finance Authority (Triad Math & Science Academy) Series 2025 5.25%, 06/15/2065	3,150	2,841,653

26 AllianceBernstein National Municipal Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Waterstone Projects) 5.50%, 12/15/2038(b)	$924	$925,313

		33,334,399

Total Municipal Obligations (cost $567,200,496)		568,205,875

	Shares
WARRANTS – 0.0%
Industrials – 0.0%
Construction & Engineering – 0.0%
DesertXpress Enterprises LLC, expiring 12/31/2026(d)(g)(h)(i) (cost $0)	12,014	18,021

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(j)(k)(l) (cost $2,411,823)	2,411,823	2,411,823

Total Investments – 165.2% (cost $569,612,319)		570,635,719
Other assets less liabilities – (65.2%)		(225,314,130)

Net Assets – 100.0%		$345,321,589

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2026.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2026, the aggregate market value of these securities amounted to $224,489,209 or 65.0% of net assets.

(c)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(d)	Non-income producing security.

(e)	Defaulted matured security.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2026.

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value	Percentage of Net Assets
DesertXpress Enterprises LLC	11/28/2025 - 12/16/2025	$	– 0	–	$18,021	0.01%

(h)	Fair valued by the Adviser.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	Affiliated investments.

ABFunds.com	AllianceBernstein National Municipal Income Fund 27

PORTFOLIO OF INVESTMENTS (continued)

(l)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

As of April 30, 2026, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 11.9% and 0.0%, respectively.

Glossary:

AG – Assured Guaranty Inc.

BAM – Build American Mutual

CHF – Collegiate Housing Foundation

COP – Certificate of Participation

OSF – Order of St. Francis

SD – School District

See notes to financial statements.

28 AllianceBernstein National Municipal Income Fund	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2026 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $567,200,496)	$568,223,896
Affiliated issuers (cost $2,411,823)	2,411,823
Cash	276
Interest receivable	7,476,994
Affiliated dividends receivable	4,960
Receivable due from Adviser	284

Total assets	578,118,233

Liabilities
Payable for floating rate notes issued(a)	132,125,000
Variable Rate Demand Preferred Shares, at liquidation value (net of unamortized deferred offering cost of $217,424)	99,782,576
Interest expense payable	267,014
Variable Rate Demand Preferred Shares offering expense payable	230,606
Advisory fee payable	160,932
Transfer Agent fee payable	18,963
Directors’ fees payable	1,324
Accrued expenses and other liabilities	210,229

Total liabilities	232,796,644

Net Assets Applicable to Common Shareholders	$345,321,589

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; $1,999,996,000 shares authorized, 28,744,936 shares issued and outstanding	$28,745
Additional paid-in capital	402,737,703
Accumulated loss	(57,444,859)

Net Assets Applicable to Common Shareholders	$345,321,589

Net Asset Value Applicable to Common Shareholders (based on 28,744,936 common shares outstanding)	$12.01

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

ABFunds.com	AllianceBernstein National Municipal Income Fund 29

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2026 (unaudited)

Investment Income
Interest	$14,154,185
Dividends—Affiliated issuers	37,431	$14,191,616

Expenses
Advisory fee (see Note B)	1,217,747
Transfer agency	24,799
Custody and accounting	47,094
Legal	37,748
Audit and tax	35,558
Printing	24,214
Registration fees	14,610
Directors’ fees	9,733
Miscellaneous	11,571

Total expenses before interest expense, fees and amortization of offering costs	1,423,074
Interest expense, fees and amortization of offering costs	3,760,921

Total expenses	5,183,995
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,038)

Net expenses		5,181,957

Net investment income		9,009,659

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions		(610,162)
Net change in unrealized appreciation (depreciation) of investments		(5,234,863)

Net loss on investment transactions		(5,845,025)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$3,164,634

See notes to financial statements.

30 AllianceBernstein National Municipal Income Fund	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Six Months Ended April 30, 2026 (unaudited)	Year Ended October 31, 2025
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$9,009,659	$14,780,619
Net realized loss on investment transactions	(610,162)	(12,872,909)
Net change in unrealized appreciation (depreciation) of investments	(5,234,863)	1,536,379

Net increase in net assets applicable to common shareholders resulting from operations	3,164,634	3,444,089
Distributions to Common Shareholders	(8,654,525)	(14,063,172)

Total decrease	(5,489,891)	(10,619,083)
Net Assets Applicable to Common Shareholders
Beginning of period	350,811,480	361,430,563

End of period	$345,321,589	$350,811,480

See notes to financial statements.

ABFunds.com	AllianceBernstein National Municipal Income Fund 31

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2026 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$3,164,634
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(57,679,679)
Purchases of short-term investments	(31,887,535)
Proceeds from disposition of long-term investments	60,343,308
Proceeds from disposition of short-term investments	33,417,939
Net realized loss on investment transactions	610,162
Net change in unrealized appreciation (depreciation) on investment transactions	5,234,863
Net accretion of bond discount and amortization of bond premium	(373,840)
Decrease in deferred offering cost	98,141
Decrease in receivable for investments sold	265,615
Decrease in interest receivable	328,597
Increase in affiliated dividends receivable	(3,249)
Decrease in receivable due from Adviser	39,847
Decrease in payable for investments purchased	(4,881,200)
Decrease in advisory fee payable	(83,031)
Increase in interest expense payable	27,262
Increase in foreign capital gains tax payable	72,652
Decrease in Directors’ fee payable	(367)
Decrease in other liabilities	(48,109)
Increase in accrued expenses	8,319

Total adjustments		5,489,695

Net cash provided by (used in) operating activities		8,654,329
Cash flows from financing activities
Cash dividends paid	(8,654,525)

Net cash provided by (used in) financing activities		(8,654,525)

Net decrease in cash		(196)
Cash at beginning of period		472

Cash at end of period		$276

Supplemental disclosure of cash flow information
Interest expense paid during the period	$3,635,517

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Variable Rate Demand Preferred Shares throughout the period.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2026

NOTE A

Significant Accounting Policies

AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed options are generally valued using market-based inputs, such as last traded prices, closing bid and ask prices, or settlement prices, as applicable; over-the-counter (“OTC”) options, including flexible exchange-traded options (“Flex Options”), are typically recorded at transaction price on the trade date and thereafter valued using models that consider the terms of the option and/or relevant market inputs, as applicable; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available.

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NOTES TO FINANCIAL STATEMENTS (continued)

If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

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NOTES TO FINANCIAL STATEMENTS (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2026:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$568,205,875		$	– 0	–	$568,205,875
Warrants		– 0	–	– 0	–		18,021		18,021
Short-Term Investments		2,411,823		– 0	–		– 0	–	2,411,823

Total Investments in Securities		2,411,823		568,205,875			18,021		570,635,719
Other Financial Instruments(a)		– 0	–	– 0	–		– 0	–	– 0	–

Total		$2,411,823		$568,205,875			$18,021		$570,635,719

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund holds liabilities for floating rate note obligations which are not reflected in the table above. The fair value of the Fund’s liabilities for floating rate note obligations approximates their liquidation values. Floating rate note obligations are generally classified as level 2.

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

7. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business

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NOTES TO FINANCIAL STATEMENTS (continued)

activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at the annual rate of .55% of the Fund’s adjusted average daily net assets. Such advisory fee, which is calculated on the basis of the assets attributable to the Fund’s common and preferred shareholders, is accrued daily and paid monthly. In computing daily net assets for purposes of determining the advisory fee payable, the Fund calculates daily the value of the total assets of the Fund, minus the value of the total liabilities of the Fund, except that the aggregate liquidation preference of Variable Rate Demand Preferred Shares (the “VRDPS”), which is a liability for financial reporting purposes, is not deducted. Effective September 2, 2025, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .97% of average daily net assets. For the six months ended April 30, 2026, there was no such waiver.

Under the terms of the shareholder inquiry agency agreement with Alliance-Bernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2026, there was no reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in AB Government Money

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NOTES TO FINANCIAL STATEMENTS (continued)

Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2026, such amounted to $2,038.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2026 is as follows:

Fund	Market Value 10/31/25 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/26 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$3,942	$31,888	$33,418	$2,412	$37

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2026 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$86,544,679		$88,485,687
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$10,245,176
Gross unrealized depreciation	(9,221,776)

Net unrealized appreciation	$1,023,400

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended April 30, 2026.

NOTE D

Common Stock

There are 28,744,936 shares of common stock outstanding at April 30, 2026. During the six months ended April 30, 2026 and the year ended October 31, 2025, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Variable Rate Demand Preferred Shares and Variable Rate MuniFund Term Preferred Shares

On October 27, 2025, the Fund used proceeds from the creation of tender option bond (“TOB”) trusts by the Fund to redeem all of its outstanding 2018 Variable Rate MuniFund Term Preferred Shares (“2018 VMTPS”) at a redemption price of $25,000 per share, plus accumulated but unpaid dividends. The aggregate amount paid by the Fund in connection with the redemption of the 2018 VMTPS was $88.275 million. The creation of TOB trusts by the Fund permitted the Fund to replace the leverage previously obtained through the 2018 VMTPS with proceeds from the TOB trusts.

On June 6, 2024. the Fund priced and placed $100 million in Variable Rate Demand Preferred Shares (“2024 VRDPS”) pursuant to an offering exempt from registration under the Securities Act of 1933. The Fund issued and sold 4,000 2024 VRDPS having a liquidation preference of $25,000 per share for a total of $100 million in aggregate liquidation preference. The Fund used the proceeds of the 2024 VRDPS issuance, in conjunction with proceeds from the creation of TOB trusts by the Fund, to simultaneously redeem all of its 2019 Variable Rate MuniFund Term Preferred Shares (“2019 VMTPS”) at a redemption price of $25,000 per share, plus accumulated but unpaid dividends. The aggregate amount paid by the Fund in connection with the redemption of the 2019 VMTPS was $143,933,912. The issuance permitted the Fund to replace a substantial portion of the leverage previously obtained through the 2019 VMTPS with the 2024 VRDPS.

The 2024 VRDPS dividend rate is calculated using a base rate based on the SIFMA Rate, plus a spread as set by the market in a weekly remarketing process. There is also a liquidity fee and remarketing fee payable by the Fund to the VRDPS liquidity provider and remarketing agent, resulting in a total VRDPS dividend expense to the Fund of 0.24% (expressed as a percentage of the Fund’s net assets), annualized, for the year ended October 31, 2025. As of April 30, 2026, the dividend rate for the 2024 VRDPS was 3.25%. In the Fund’s statement of assets and liabilities, the aggregate liquidation preference of the VRDPS are shown as a liability in accordance with U.S. GAAP because the VRDPS have a stated mandatory redemption date. As of April 30, 2026, the carrying value of the payable for the VRDPS approximated its fair value. If measured at fair value, borrowings under the VRDPS would have been considered as a Level 2 investment. For the six months ended April 30, 2026, the average amount of the VRDPS outstanding and the daily weighted average dividend rate were $100,000,000 and 3.64%, respectively.

Dividends on the VRDPS (which are treated as interest payments for financial reporting purposes) are accrued daily and paid monthly. Unpaid dividends on the VRDPS are recorded as “Interest expense payable” on the statement of

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NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities. Dividends accrued on the VRDPS are recorded as a component of “Interest expense, fees and amortization of offering costs” on the statement of operations.

Costs incurred by the Fund in connection with its offering of the VMTPS and VRDPS were recorded as a deferred charge, and are amortized over the first three years of the life of the shares and the amortization is included within “Interest expense, fees and amortization of offering costs” on the statement of operations. The debt issuance costs related to the liability represented by the VMTPS and VRDPS under U.S. GAAP are presented as a direct deduction from the liability rather than as an asset on the statement of assets and liabilities, consistent with debt discounts. The Fund included deferred offering costs in “Variable Rate MuniFund Term Preferred Shares, at liquidation value (net of unamortized deferred offering cost)” and “Variable Rate Demand Preferred Shares, at liquidation value (net of unamortized deferred offering cost)” on the statement of assets and liabilities. The VMTPS and VRDPS are treated as equity for tax purposes. During the six months ended April 30, 2026, no additional costs were incurred and capitalized by the Fund. All shares of the VMTPS were redeemed as of October 27, 2025.

The preferred shareholders, i.e., the holders of the 2024 VRDPS, voting together as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years’ dividends on the preferred shares are unpaid. In each case, the remaining directors will be elected by the common shareholders and preferred shareholders voting together as a single class. The preferred shareholders vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2026 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2025 and October 31, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$147,783	$377,523

Total taxable distributions paid	$147,783	$377,523

Tax exempt distributions	13,915,389	11,180,816

Total distributions paid	$14,063,172	$11,558,339

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,154,361
Accumulated capital and other losses	(56,638,431	)(a)
Unrealized appreciation (depreciation)	3,768,855	(b)

Total accumulated earnings (deficit)	$(51,715,215	)(c)

(a)	As of October 31, 2025, the Fund had a net capital loss carryforward of $56,638,431.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of tender options bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2025, the Fund had a net short-term capital loss carryforward of $14,031,270 and a net long-term capital loss carryforward of $42,607,161, which may be carried forward for an indefinite period.

NOTE G

Risks Involved in Investing in the Fund

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment-grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of

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NOTES TO FINANCIAL STATEMENTS (continued)

a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for issuers of securities held by the Fund. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investment in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its common stock. These objectives may not be achieved in all interest-rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the NAV and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used.

As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the preferred shares or floaters in TOB transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely

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NOTES TO FINANCIAL STATEMENTS (continued)

affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the NAV attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares result in leverage. The Fund may also use other types of financial leverage, including TOB transactions, either in combination with, or in lieu of, the preferred shares. In a TOB transaction, the Fund may transfer a highly rated fixed-rate municipal security into a special purpose entity (typically, a trust). The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term [seven-day] demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a third-party bank or other financial institution (the “liquidity provider”) that allows holders of the floaters to tender their securities in exchange for payment of par plus accrued interest, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about TOB transactions.

The Fund may invest in a TOB trust on either a recourse or non-recourse basis. TOB trusts are typically supported by a liquidity facility provided by the liquidity provider. When the Fund invests in a TOB trust on a non-recourse basis, the Fund will not be subject to an obligation to reimburse the liquidity provider for any losses with respect to the liquidity facility. If the Fund invests in a TOB trust on a recourse basis, the Fund will typically enter into a reimbursement agreement or other arrangement with the Liquidity Provider where the Fund is required to reimburse the liquidity provider for any losses with respect to the liquidity facility. As a result, if the Fund invests in a TOB trust on a recourse basis, the Fund could suffer losses in excess of the value of its residual inverse floaters. See Note H to the financial statements for more information about TOB transactions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Because the advisory fees received by the Adviser are based on the total net assets of the Fund (including assets supported by the proceeds of the Fund’s outstanding preferred shares), the Adviser has a financial incentive for the Fund to keep its preferred shares outstanding, which may create a conflict of interest between the Adviser and the common shareholders of the Fund.

Tax Risk—There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be magnified in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade than other types of securities. Illiquid securities may also be difficult to value.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these

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NOTES TO FINANCIAL STATEMENTS (continued)

techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2026, the amount of the Fund’s Floating Rate Notes outstanding was $132,125,000 and the related interest rate was 3.00% to 3.50%. For the six months ended April 30, 2026, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $130,865,331 and 2.79%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing. For the six months ended April 30, 2026, the Fund did not engage in such transactions.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended April 30, 2026 (unaudited)	Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 12.20	$ 12.57	$ 10.84	$ 11.29	$ 15.26	$ 14.94

Income From Investment Operations

Net investment income(a)(b)	.31	.51	.41	.40	.57	.63

Net realized and unrealized gain (loss) on investment transactions	(.20)	(.39)	1.72	(.45)	(3.96)	.33

Net increase (decrease) in net asset value from operations	.11	.12	2.13	(.05)	(3.39)	.96

Less: Dividends to Common Shareholders

Net investment income	(.30)	(.49)	(.40)	(.40)	(.58)	(.64)

Net asset value, end of period	$ 12.01	$ 12.20	$ 12.57	$ 10.84	$ 11.29	$ 15.26

Market value, end of period	$ 11.08	$ 10.99	$ 11.31	$ 9.07	$ 10.22	$ 14.66

Discount, end of period	(7.74)%	(9.92)%	(10.02)%	(16.33)%	(9.48)%	(3.93)%

Total Return

Total investment return based on:(c)

Market value	3.65%	1.70%	29.33%	(7.75)%	(26.92)%	12.79%

Net asset value	2.40%	1.58%	20.27%	(.20)%	(22.45)%	6.71%

Ratios/Supplemental Data

Net assets applicable to Common Shareholders, end of period (000’s omitted)	$345,322	$350,811	$361,431	$311,651	$324,485	$438,683

Variable Rate Demand Preferred Shares:

Liquidation value ($25,000 per share) (000’s, omitted)	$100,000	$100,000	$100,000	$– 0	–	$– 0	–	$– 0	–

Asset coverage per share	$111,330	$112,693	$72,992	$– 0	–	$– 0	–	$– 0	–

Variable Rate MuniFund Term Preferred Shares:

Liquidation value ($25,000 per share) (000’s, omitted)	$– 0	–	$– 0	–	$88,275	$232,125	$232,125	$232,125

Asset coverage per share	$– 0	–	$– 0	–	$72,992	$58,565	$59,947	$72,246

Ratio to average net assets applicable to Common Shareholders of:

Expenses, net of waivers/reimbursements(d)	3.02	%(e)	3.66%	3.99%	3.80%	2.15%	1.56%

Expenses, before waiver/reimbursements(d)	3.02	%(e)	3.68%	3.99%	3.80%	2.15%	1.56%

Net investment income(b)	5.24	%(e)	4.30%	3.27%	3.28%	4.18%	4.08%

Portfolio turnover rate	20%	56%	32%	55%	18%	5%

Asset coverage ratio	445%	451%	292%	234%	240%	289%

See footnote summary on pages 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2026 (unaudited)		Year Ended October 31,
			2025	2024	2023	2022	2021
Net of waivers/reimbursements	.83	%(e)	.97%	1.02%	1.03%	.99%	.94%
Before waivers/reimbursements	.83	%(e)	.98%	1.02%	1.04%	.99%	.94%

(e)	Annualized.

See notes to financial statements.

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ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

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ADDITIONAL INFORMATION (continued)

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. The directors noted that historically, including in the most recent fiscal year of the Fund, the Adviser has not requested such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors discussed with the Adviser the reasons for the Fund’s underperformance in the periods reviewed and determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was lower than the median. The directors took into consideration the Adviser’s proposal to implement a voluntary expense cap that would lower the Fund’s current total expense ratio by five basis points.

The directors noted that the Fund’s Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund’s preferred stock), which the directors considered appropriate because the Adviser is responsible for investing the assets supported by the preferred stock. The directors also compared the Fund’s contractual advisory fee rate with the fee rates charged by the Adviser for advising several open-end funds that invest in municipal securities and noted historical differences in their fee structures.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their consideration of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund (including assets supported by the Fund’s preferred stock) in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment

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advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

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INFORMATION REGARDING INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS

Recent Changes to Investment Objective, Investment Policies and Principal Risks

The following is a summary of certain material changes to the Fund’s investment objective, investment policies and principal risks during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

None.

Investment Objective

The investment objective of the Fund is to seek to provide high current income exempt from regular federal income tax.

The investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940.

Investment Policies

Under normal conditions, the Fund will seek to achieve its objective by investing substantially all of its net assets in municipal bonds that pay interest that, in the opinion of the bond counsel to the issuer, is exempt from regular federal income tax. As a matter of fundamental policy, the Fund will normally invest at least 80% of its net assets in municipal bonds paying interest that is exempt from regular federal income taxes. The Fund will normally invest at least 75% of its net assets in municipal bonds that, at the time of investment, are of investment grade quality or unrated municipal securities considered to be of comparable quality. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better) by Moody’s, S&P or Fitch or, if unrated, determined to be of comparable quality by the Adviser. The Fund may invest up to 25% of its net assets in municipal bonds that, at the time of investment, are rated below investment grade by Moody’s, S&P or Fitch or, if unrated, determined to be of comparable quality by the Adviser. Municipal bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or the Adviser subsequently downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

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While the Fund intends to invest primarily in municipal bonds that pay interest that is not subject to the federal alternative minimum tax (“AMT”), it may invest without limit in municipal bonds that pay interest that is subject to the AMT. Investors who are subject to the AMT or would become subject to the AMT by investing in the Fund’s preferred stock should consult with their tax advisers before purchasing such preferred stock. In addition, any capital gain dividends will be subject to capital gains taxes.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company’s expenses in addition to the Fund’s own expenses.

The Fund may purchase municipal bonds that are subject to credit enhancements, such as insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. Insurance generally will be obtained from insurers with a claims-paying ability rated A or higher by Moody’s, S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the Fund’s common stock. For temporary or for defensive purposes, including the period during which the net proceeds of this offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of your dividends being subject to federal income taxes.

The Fund’s investment objective, its policy of investing at least 80% of its net assets in municipal bonds, and its investment restrictions are fundamental and, under the Investment Company Act of 1940, cannot be changed without the approval of a “majority of the outstanding” voting shares of the Fund. A “majority of the outstanding” voting shares of the Fund (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. The Fund’s investment objective and fundamental policies may not be changed without the approval of a majority of the outstanding shares of the Fund’s common stock and preferred stock voting together and a majority of the outstanding preferred stock voting separately by class. Unless stated otherwise, the Fund’s investment policies are not fundamental and thus can be changed without a stockholder vote. When an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes

56 AllianceBernstein National Municipal Income Fund	ABFunds.com

in the market value of securities in the Fund’s portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitations.

Principal Investment Risks

See the earlier description of the Fund’s risks under “Disclosures and Risks.”

Fundamental Investment Restrictions

Unless specified to the contrary, the Fund cannot change its investment objective or fundamental policies without the approval of the holders of a “majority of the outstanding” voting shares of the Fund and of the holders of a “majority of the outstanding” preferred stock of the Fund voting as a separate class. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. The Fund may not:

1.

Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2.

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

3.	Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; or (ii) the use of repurchase agreements.

4.

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Fund’s Prospectus and Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

5.

Borrow money or issue any senior security, except in accordance with provisions of the 1940 Act and specifically the Fund may (a) borrow from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund’s Board of Directors, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act; and (b) issue preferred stock with such

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preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption as are determined by the Fund’s Board of Directors, if after such issuance there is asset coverage of at least 225% as defined in the 1940 Act.

6.

Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure permitted borrowings, (ii) in connection with initial and variation margin deposits relating to futures contracts and (iii) any segregated accounts established in accordance with its investment objective and policies.

7.

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industries (such as different types of utilities).

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NOTES

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NOTES

60 AllianceBernstein National Municipal Income Fund	ABFunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ABNMIF-0152-0426

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Financial Statements included under Item 1 of this Form N-CSR.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

There were no shareholder meetings during the reporting period.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 1 of this Form N-CSR.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable when filing a semi-annual report to shareholders.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant.

ITEM 19.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein National Municipal Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 26, 2026

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	June 26, 2026